CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Post-Effective Amendment No. 138 to the Registration Statement on Form N-1A of Corgi ETF Trust I.

/s/ TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

October 13, 2026